                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                      Freeport-McMoRan Copper & Gold Inc.
                (Name of Registrant as Specified In Its Charter)

                      Freeport-McMoRan Copper & Gold Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
    ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ------------------------------------------------------------------------
(1) Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
    ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ------------------------------------------------------------------------
    (3) Filing Party:
    ------------------------------------------------------------------------
    (4) Date Filed:
    ------------------------------------------------------------------------

          (LOGO OF FREEPORT-MCMORAN COPPER & GOLD INC. APPEARS HERE)

                              ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 5, 1994

                              ------------------

                                                            March 31, 1994

  The Annual Meeting of Stockholders of Freeport-McMoRan Copper & Gold Inc. will be held in the Porsche Building, 100 West Liberty Street, Reno, Nevada, on Thursday, May 5, 1994, at 9:00 a.m., for the following purposes:

    (1) To elect directors to hold office for one year and until their successors are respectively elected and qualified;

    (2) To ratify the appointment of Arthur Andersen & Co. as the independent auditors to audit the financial statements of the corporation and its subsidiaries for the year 1994;

    (3) To act upon a proposal to amend the Certificate of Incorporation of the corporation to increase the number of authorized shares of Special Stock of the corporation;

    (4) To act upon a proposal to amend the Certificate of Incorporation of the corporation to increase the number of authorized shares of Preferred Stock of the corporation; and

    (5) To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed March 15, 1994, as the record date for the determination of stockholders entitled to vote at the meeting.

  If you will be unable to attend the meeting, kindly mark, sign, date and return the enclosed form of proxy. A postage prepaid envelope is enclosed for your use. Prompt response is helpful, and your cooperation will be appreciated.

                                               By Order of the Board of
                                                Directors.

                                               Michael C. Kilanowski, Jr.
                                               Secretary

                      FREEPORT-MCMORAN COPPER & GOLD INC.
                             ONE EAST FIRST STREET
                               RENO, NEVADA 89501


  The Annual Report to Stockholders for the year 1993, including financial statements, is being mailed to stockholders together with these proxy materials on or about March 31, 1994.

                                PROXY STATEMENT

  This statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Freeport-McMoRan Copper & Gold Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held on May 5, 1994.

VOTING PROCEDURE

  Stockholders of record at the close of business on March 15, 1994, will be entitled to vote at the Meeting. On the record date there were outstanding 63,803,313 shares of the Company's Class A Common Stock ("Class A Common Shares") and 142,129,602 shares of the Company's Class B Common Stock ("Class B Common Shares"). Each of the Class A Common Shares and the Class B Common Shares (collectively, the "Common Shares") entitles the holder thereof to one vote on all matters to be presented at the Meeting, voting together as a single class.

  In addition, on March 15, 1994, there were outstanding 8,976,000 Depositary Shares, each representing 2 16/17 shares of the Company's 7% Convertible Exchangeable Special Preference Stock, par value $0.10 per share (the "Special Preference Shares"), a series of Special Stock of the Company, so that a total of 26,400,000 Special Preference Shares were outstanding on March 15, 1994. With respect to the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Special Stock (the "Special Stock Proposal"), each of the Special Preference Shares and the Class A Common Shares entitles the holder to one vote, voting together as a single class. A vote by a holder of Class A Common Shares in favor of the Special Stock Proposal will be counted as such both for purposes of (i) the class vote together with the Class B Common Shares and (ii) the class vote together with the Special Preference Shares.

  On March 15, 1994, there were also outstanding three series of Preferred Stock of the Company, par value $0.10 per share: 14,000,000 Depositary Shares, each representing 0.05 shares of Step-Up Convertible Preferred Stock (the "Step-Up Preferred Shares"); 6,000,000 Depositary Shares, each representing
0.05 shares of Gold-Denominated Preferred Stock (the "Gold-Denominated Preferred Shares") and 4,305,580 Depositary Shares, each representing 0.05 shares of Gold-Denominated Preferred Shares, Series II (the "Gold-Denominated Preferred Shares, Series II" and, together with the Step-Up Preferred Shares and the Gold-Denominated Preferred Shares, the "Preferred Shares"). With respect to the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock (the "Preferred Stock Proposal"), each of the Preferred Shares entitles the holder thereof to one vote, voting together as a single class.

  Each record holder of Depositary Shares representing Special Preference Shares or Preferred Shares on March 15, 1994, will be entitled to instruct the depositary for such shares as to the exercise of the voting rights pertaining to the number of Special Preference Shares or Preferred Shares represented by such holder's Depositary Shares.

  The By-Laws of the Company (the "By-Laws") provide that the holders of a majority of the Common Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Votes cast at the Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Meeting. The inspectors of election will treat Common Shares represented by a properly executed and returned proxy as present at the Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus Common Shares pursuant to which abstentions are properly cast will be counted as present for purposes of determining a quorum.

  Directors will be elected by a plurality vote of the Common Shares present, in person or by proxy, and entitled to vote at the Meeting. Accordingly, abstentions and broker non-votes as to the election of directors do not count as votes for or against such election.

  Adoption of the Special Stock Proposal requires the approval of a majority vote of (1) the outstanding Common Shares, voting together as a single class, and (2) the outstanding Special Preference Shares and Class A Common Shares, voting together as a single class.

  Adoption of the Preferred Stock Proposal requires the approval of a majority vote of (1) the outstanding Common Shares, voting together as a single class, and (2) the outstanding Preferred Shares, voting together as a single class.

  Except as otherwise provided by statute, the Certificate of Incorporation of the Company, or the By-Laws, all other matters coming before the Meeting shall be decided by the vote of a majority of the number of Common Shares present in person or represented by proxy at the Meeting and entitled to vote thereat.

  In each case where approval of a particular proposal requires a majority vote of the outstanding shares of a particular class or classes, abstentions and broker non-votes will have the same effect as votes against that proposal. In each case where approval of a particular proposal requires a majority vote of the shares present of one or more classes, abstentions as to such particular proposal will have the same effect as votes against that proposal, but broker non-votes as to such particular proposal will not be deemed to be a part of the voting power present with respect to that proposal and will therefore not count as votes for or against that proposal and will not be included in calculating the number of votes necessary for approval of that proposal.

  Proxies in the enclosed form are solicited by the Board of Directors of the Company to provide an opportunity to every stockholder to vote on all matters scheduled to come before the Meeting as to which such stockholder is entitled to vote, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the Common Shares, Special Preference Shares, and Preferred Shares represented thereby will be voted at the Meeting in accordance with stockholder direction. Proxies in the enclosed form representing Common Shares will be voted for the election of directors, for the ratification of the appointment of auditors, for the Special Stock Proposal, and for the Preferred Stock Proposal, in each case unless contrary specification is made. Proxies in the enclosed form representing Special Preference Shares and Preferred Stock will be voted for the Special Stock Proposal and the Preferred Stock Proposal, respectively, unless contrary specification is made. Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also attend the Meeting in person and vote by ballot, thereby cancelling any proxy previously given. Except for the election of directors, the ratification of the appointment of auditors, the Special Stock Proposal and the Preferred Stock Proposal, management expects no other matters to be presented for action at the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

  Freeport-McMoRan Inc. ("FTX"), which has its principal executive offices at 1615 Poydras Street, New Orleans, Louisiana 70112, owned as of the record date of March 15, 1994, 1,547,700 of the Class A Common Shares and all 142,129,602 of the Class B Common Shares. Thus, as of the record date, FTX owned directly 143,677,302, or approximately 69.8%, of the outstanding Common Shares. FTX has sole voting and investment power with respect to all the Common Shares held of record by it and has, therefore, sufficient voting power, without the vote of any other holder of Common Shares, to determine the outcome of all matters that may come before the Meeting as to which only the Common Shares vote together as a single class. FTX has advised the Company that it intends to vote all such Common Shares for the election of directors, for the ratification of the appointment of auditors, for the Special Stock Proposal, and for the Preferred Stock Proposal.

PROXY SOLICITATION

  The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy material to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company has retained Georgeson & Co. Inc., Wall Street Plaza, New York, New York, to assist it in the solicitation of proxies from brokers and nominees. It is estimated that the fees for the services of that firm will be $10,000; the Company will also reimburse the firm for its reasonable out-of-pocket expenses incurred in connection with providing the services. Certain employees of the Company, who will receive no compensation for their services other than their regular remuneration, may also solicit proxies by telephone, telegram, telex, telecopy, or personal interview.

STOCKHOLDER PROPOSALS

  Any proposal of a stockholder intended to be presented at the Company's 1995 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 1, 1994.

CORPORATE GOVERNANCE

  The Board of Directors of the Company, which held seven meetings during 1993, has primary responsibility for directing the management of the business and affairs of the Company. The Board currently consists of eight members. To provide for effective direction and management of the Company's business, the Board of Directors has established committees of the Board, including the Audit Committee.

  The Audit Committee reviews the financial statements of the Company and exercises general oversight with respect to the activities of the Company's independent auditors and Controller and related matters. The Audit Committee currently consists of Mr. Erdahl as Chairman, and Messrs. Siegel, Smith, and Umene, none of whom is an officer or an employee of the Company or any of its subsidiaries. The Audit Committee met twice during 1993.

  The Board considers the present committee structure appropriate in light of the Company's particular circumstances and has chosen, therefore, not to establish nominating or compensation committees.

  Each of the present directors attended 75% or more of the 1993 meetings of the Board and of the committees on which he served during the period of his Board membership and committee service.

  The address of each member of the Board is c/o Freeport-McMoRan Copper & Gold Inc., One East First Street, Reno, Nevada 89501.

                             ELECTION OF DIRECTORS

  At the Meeting eight directors are to be elected, each to hold office for one year and until his successor is elected and qualified. If, contrary to present expectation, any of such nominees should become unavailable for any reason, the Board of Directors may reduce the size of the Board or votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

INFORMATION ABOUT NOMINEES AND DIRECTORS

  The following table shows, as of December 31, 1993, the ages, principal occupations and employment during the past five years, other directorships and positions with the Company of each of the nominees, and the years in which they first became directors of the Company. None of the organizations referred to in such table is an affiliate of the Company except for FTX and P.T. Freeport Indonesia Company ("PT-FI"), the principal operating subsidiary of the Company.

                                                                       YEAR FIRST
                         PRINCIPAL OCCUPATIONS, OTHER DIRECTORSHIPS    ELECTED A
  NAME OF NOMINEE  AGE         AND POSITIONS WITH THE COMPANY           DIRECTOR
  ---------------  ---   ------------------------------------------    ----------
 Leland O. Erdahl   65 Consultant. President and Chief Executive          1988
                        Officer of Albuquerque Uranium Corp.,
                        producer and seller of uranium concentrates,
                        until 1992. President and Chief Executive
                        Officer of Stolar Inc., mining industry
                        services, products, and equipment, until
                        1991. Director of Canyon Resources
                        Corporation, Hecla Mining Company, and
                        Original Sixteen to One Mine, Inc. Trustee
                        of Freedom Investment Trusts I, II, and III.
 Ronald Grossman    57 Consultant. Commissioner of PT-FI. Senior          1988
                        Vice President of the Company until 1993.
                        Executive Vice President and Chief Financial
                        Officer of FTX until 1993. Senior Vice
                        President of FTX until 1992.
 Rene L. Latiolais  51 President and Chief Operating Officer of FTX.      1993
                        Commissioner of PT-FI. Executive Vice
                        President of FTX until 1993. Senior Vice
                        President of FTX until 1992. Director of
                        FTX.
 George A. Mealey   60 President and Chief Executive Officer of the       1988
                        Company. Executive Vice President of FTX.
                        Director and Executive Vice President of PT-
                        FI.

                                                                     YEAR FIRST
                        PRINCIPAL OCCUPATIONS, OTHER DIRECTORSHIPS   ELECTED A
  NAME OF NOMINEE   AGE       AND POSITIONS WITH THE COMPANY          DIRECTOR
  ---------------   --- ------------------------------------------   ----------
 James R. Moffett    55 Chairman of the Board of the Company.           1992
                         Chairman of the Board and Chief Executive
                         Officer of FTX. President Commissioner of
                         PT-FI. Director of FTX.
 Wolfgang F. Siegel  61 Senior Vice President of Kreditanstalt fur      1988
                         Wiederaufbau, a bank owned by the Federal
                         Republic of Germany (the "FRG") and the
                         states comprising the FRG.
 Elwin E. Smith      71 Sole proprietor of Elwin Smith                  1988
                         International, consultants to global
                         industrial corporations.
 Eiji Umene          68 Executive Advisor of Nippon Steel               1992
                         Corporation. Managing Director of Nippon
                         Steel Corporation and President of its
                         subsidiary, Nippon Steel U.S.A., Inc.,
                         until 1989. Director of Schlumberger
                         Limited.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  According to (i) the Forms 3 and 4 and any amendments thereto filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 ("Section 16") and furnished to the Company during 1993 by persons subject to Section 16 at any time during 1993 with respect to securities of the Company ("Company Section 16 Insiders"), (ii) the Forms 5 with respect to 1993 and any amendments thereto filed pursuant to Section 16 and furnished to the Company by Company Section 16 Insiders, and (iii) the written representations from Company Section 16 Insiders that no Form 5 with respect to the securities of the Company was required to be filed by such Company Section 16 Insider, respectively, with respect to 1993, no Company Section 16 Insider failed to file altogether or timely any Forms 3, 4, or 5 required by Section 16 with respect to the securities of the Company or to disclose on such Forms transactions required to be reported thereon.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  In addition to the elected executive officers of the Company (the "Elected Executive Officers"), certain officers of FTX and PT-FI are deemed by the Company to be executive officers of the Company (the "Designated Executive Officers") for purposes of the federal securities laws. According to information furnished by each of the Elected Executive Officers and the Designated Executive Officers (collectively, the "Executive Officers") of the Company and each of the directors of the Company, the number of Class A Common Shares and of shares of FTX Common

Stock ("FTX Shares") beneficially owned by each of them as of December 31, 1993, was as follows:

                                                NUMBER OF
                                                 CLASS A
         NAME OF                                  COMMON      NUMBER OF
      INDIVIDUAL OR                               SHARES      FTX SHARES
       IDENTITY OF                             BENEFICIALLY  BENEFICIALLY
          GROUP                                  OWNED (A)     OWNED (A)
      -------------                            ------------  ------------
     Leland O. Erdahl                             11,578(b)           0
     Charles W. Goodyear                               0        188,597(c)(d)(e)
     Ronald Grossman                              16,945(f)     403,179(c)(d)(f)
     W. Russell King*                                  0         64,119(c)(d)
     Rene L. Latiolais                             4,000        517,590(c)(d)
     George A. Mealey                             16,000        254,799(c)(d)
     James R. Moffett                             56,712(g)   3,313,162(c)(d)(g)
     Wolfgang F. Siegel                                0              0
     Elwin E. Smith                               34,271(h)         934
     Eiji Umene                                        0              0
     15 directors and Executive Officers as a
      group, including those persons named
      above                                      219,819(i)   5,379,429(i)

- ---------

* This individual is a Designated Executive Officer and not an Elected Executive Officer. He is deemed by the Company to be a Designated Executive Officer solely for purposes of the federal securities laws in view of his position and responsibilities as an officer of FTX; he holds no actual position as an officer or director of the Company.
(a) Except as otherwise noted, the individuals referred to have sole voting and investment power with respect to such Shares. With the exception of Mr. Moffett, who beneficially owns 2.3% of the outstanding FTX Shares, each of the individuals referred to holds less than 1% of the outstanding Class A Common Shares and FTX Shares, respectively. Mr. Grossman owns 2,500 Depositary Shares representing Gold-Denominated Preferred Shares.

(b) Includes a total of 1,100 Class A Common Shares and a total of 2,478 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares held in retirement accounts for the benefit of Mr. Erdahl.


(c) Includes FTX Shares that could be acquired within 60 days after December 31, 1993 upon the exercise of options granted pursuant to the employee stock option plans of FTX, as follows: Mr. Goodyear, 186,420 FTX Shares; Mr. Grossman, 400,888 FTX Shares; Mr. King, 19,168 FTX Shares; Mr. Latiolais, 332,426 FTX Shares; Mr. Mealey, 229,386 FTX Shares; Mr. Moffett, 1,764,434 FTX Shares; all directors and Executive Officers as a group (11 persons), 3,440,938 FTX Shares.

(d) Includes FTX Shares held by the trustee under the Employee Capital Accumulation Program of FTX, as follows: Mr. Goodyear, 2,113 FTX Shares; Mr. Grossman, 1,933 FTX Shares; Mr. King, 9,510 FTX Shares; Mr. Latiolais, 15,191 FTX Shares; Mr. Mealey, 9,513 FTX Shares; Mr. Moffett, 21,293 FTX Shares; all directors and Executive Officers as a group (9 persons), 79,026 FTX Shares.

(e) Includes 64 FTX Shares held in a retirement trust for the benefit of Mr. Goodyear.

(f) See note (a) above. Includes 675 Class A Common Shares held in trust for the benefit of Mr. Grossman and 270 Class A Common Shares held in trust for the benefit of Mr. Grossman's spouse as to which he disclaims beneficial ownership. Also includes 358 FTX Shares owned by Mr. Grossman's spouse with respect to which he disclaims beneficial ownership.

(g) Includes a total of 26,610 Class A Common Shares and 214,648 FTX Shares held for the benefit of a trust with respect to which Mr. Moffett and an Executive Officer of the Company, as co-trustees of such trust, have sole voting and investment power but have no beneficial interest therein. Mr. Moffett and such Executive Officer disclaim beneficial ownership of such Shares held for the benefit of such trust. Includes a total of 30,102 Class A Common Shares and 85,140 FTX Shares held for the benefit of two trusts created by Mr. Moffett for the benefit of his two children, who are adults. An Executive Officer of the Company and another individual, as co-trustees of the two trusts, have sole voting and investment power with respect to such Shares held for the benefit of such trusts but have no beneficial interest therein. Mr. Moffett and such Executive Officer disclaim beneficial ownership of such Shares held for the benefit of such trusts. Includes a total of 88,000 FTX Shares held for the benefit of a trust created by Mr. Moffett for the benefit of an educational fund and his two children, who are adults. An Executive Officer of the Company and another individual, as co-trustees of such trust, have sole voting and investment power with respect to such FTX Shares held for the benefit of such trust but have no beneficial interest therein. Mr. Moffett and such Executive Officer disclaim beneficial ownership of such FTX Shares held for the benefit of such trust.

(h) Includes 21,200 Class A Common Shares held for the benefit of a trust of which Mr. Smith is the sole beneficiary. Also includes 1,652 Class A Common Shares that may be acquired upon the conversion of Step-Up Preferred Shares and 2,219 Class A Common Shares that may be acquired upon the conversion of Special Preference Shares held in such trust. As the trustee of such trust, Mr. Smith has sole voting and investment power with respect to such Shares held for the benefit of such trust.

(i) See notes (b) through (h) above. Includes 5,503 Class A Common Shares held in trust for the benefit of one of the Executive Officers, 724 FTX Shares that may be acquired upon the conversion of 6.55% Convertible Subordinated Notes due January 15, 2001 of FTX ("FTX Notes") held in trust for the benefit of such Executive Officer, 2,682 FTX Shares that may be acquired upon the conversion of Zero Coupon Convertible Subordinated Debentures due 2006 of FTX held in trust for the benefit of such Executive Officer, and 90 FTX Shares that may be acquired upon the conversion of FTX Notes held in trust for the benefit of the spouse of such Executive Officer. Includes 8,420 Class A Common Shares and 1,516 FTX Shares held in trust for the benefit of one of the Executive Officers, a total of 2,180 Class A Common Shares and 92 FTX Shares held by or in trust for the benefit of the spouse of such Executive Officer as to which beneficial ownership is disclaimed, and a total of 13,210 Class A Common Shares and 1,000 FTX Shares held by such Executive Officer as custodian as to which beneficial ownership is disclaimed. These total numbers of Shares represent less than 1% of the outstanding Class A Common Shares and approximately 3.8% of the outstanding FTX Shares, respectively.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  According to information furnished by the person known to the Company to be a beneficial owner of more than five percent of Class A Common Shares, the number of Class A Common Shares beneficially owned by such person as of December 31, 1993, was as follows:

                                      NUMBER OF
                                       CLASS A
                                        COMMON
                                        SHARES
                                     BENEFICIALLY   PERCENT
       NAME AND ADDRESS OF PERSON       OWNED       OF CLASS
       --------------------------    ------------   --------
     J.P. Morgan & Co. Incorporated   10,526,768(a)  16.4%
     60 Wall Street
     New York, New York 10260

- --------
(a) J.P. Morgan & Co. Incorporated has sole voting power as to 6,545,848 of such Class A Common Shares, shared voting power as to 99,360 of such Class A Common Shares, sole investment power as to 10,402,208 of such Class A Common Shares, and shared investment power as to 124,560 of such Class A Common Shares. Of such 10,526,768 Class A Common Shares, 384,896 may be acquired upon the conversion of Special Preference Shares and 116,665 may be acquired upon the conversion of Step-Up Preferred Shares.

  All outstanding Class B Common Shares and a certain number of the Class A Common Shares are owned by FTX. For information with respect thereto, see "Voting Procedure" above.

  According to information furnished by the person known to the Company to be a beneficial owner of more than five percent of Step-Up Preferred Shares, the number of Depositary Shares representing Step-Up Preferred Shares beneficially owned by such person as of December 31, 1993, was as follows:

                                         NUMBER OF
                                        DEPOSITARY
                                    SHARES REPRESENTING
                                     STEP-UP PREFERRED  PERCENT
                                    SHARES BENEFICIALLY   OF
      NAME AND ADDRESS OF PERSON           OWNED         CLASS
      --------------------------    ------------------- -------
     The TCW Group, Inc.                 1,101,000(a)    7.9%
     865 South Figueroa Street
     Los Angeles, California 90017

- ---------
(a) The TCW Group, Inc. has sole voting and investment power as to all 1,101,000 Depositary Shares.

  No person is known by the Company to be a beneficial owner of more than five percent of any other equity security of the Company.

COMPENSATION OF DIRECTORS

  Each director who is not an officer of the Company or any of its affiliated companies receives an annual fee of $25,000 for serving on the Board and any of the committees of the Board. Directors who are also officers of the Company or any of its affiliated companies are not entitled to an annual fee.

COMPENSATION OF EXECUTIVE OFFICERS AND CERTAIN TRANSACTIONS



  The Company does not employ any of its Executive Officers, nor does it compensate them for their services. The Executive Officers of the Company are either employed or retained by FTX or PT-FI, respectively. The President and Chief Executive Officer of the Company, George A. Mealey, is employed by FTX. The four most highly compensated Executive Officers of the Company other than Mr. Mealey are James R. Moffett, W. Russell King, Rene L. Latiolais, and Charles W. Goodyear; they are also employed by FTX. The determination as to which Executive Officers of the Company were the most highly compensated was made by reference to the total annual salary and bonus for 1993 of the Executive Officer employed by PT-FI and the total annual salary and bonus for 1993 of each of the Executive Officers employed by FTX that was allocated to the Company by FTX pursuant to the Management Services Agreement (as defined below) on the basis of time devoted to Company activities.


  The Company, FTX, and PT-FI are parties to a Management Services Agreement (the "Management Services Agreement") pursuant to which FTX furnishes general executive, administrative, financial, accounting, legal, insurance, sales, and certain other services to the

Company and PT-FI (collectively, the "Company Group"). The services of all but one of the Executive Officers of the Company and the services of certain officers and employees of PT-FI are provided to the Company Group under the Management Services Agreement. The Company and PT-FI reimburse FTX at FTX's cost, including allocated overhead, for such services. The Management Services Agreement also provides for the use of the services of certain of the Company Group's employees by FTX and its subsidiaries on a similar cost reimbursement basis. All but one of the Executive Officers of the Company are compensated exclusively by FTX for their services to the Company Group. All the Executive Officers of the Company are eligible to participate in certain FTX benefit plans and programs. The total costs to FTX for the Executive Officers of the Company, including the costs borne by FTX with respect to such plans and programs, are allocated to the Company, to the extent practicable, in proportion to the time spent by such Executive Officers on Company Group affairs. No other payment is made by the Company to FTX for providing such compensation and benefit plans and programs to the Executive Officers of the Company. The total amount charged by FTX to the Company Group for all services under the Management Services Agreement was approximately $59,700,000 in 1993, including $10,700,000 in restructuring charges.

  In recognition of the services of Hoediatmo Hoed as President Director of PT-FI, and to enhance the probability that such services will continue in the future, PT-FI made a non-interest bearing demand loan to him in 1992. The balance as of January 1, 1993, of the principal amount on such loan was $248,069. As additional compensation for services, PT-FI forgave in 1993 $25,668 of the principal amount of such loan. The remaining balance as of December 31, 1993, of the principal amount on such loan was $222,401.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Company has no compensation committee or other board committee performing equivalent functions because the Board of Directors of the Company makes no deliberations concerning executive officer compensation. The Executive Officers of the Company are either employed or retained by FTX or PT-FI, respectively. None of the Executive Officers of the Company served during 1993 as a director or as a member of the compensation committee of another entity (other than FTX or a subsidiary of the Company or FTX), one of whose executive officers served as a director of the Company. For a description of certain transactions between the Company and FTX, see "Compensation of Executive Officers and Certain Transactions" above.

PERFORMANCE GRAPH

  The following graph compares the change in the cumulative total shareholder return on Class A Common Shares with the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Dow Jones Other Non-Ferrous Metals Group Index during 1989, 1990, 1991, 1992, and 1993.

                             [GRAPH APPEARS HERE]
                    COMPARISON OF CUMULATIVE TOTAL RETURN*
                     FREEPORT-MCMORAN COPPER & GOLD INC.,
                 S & P 500 INDEX & DOW JONES OTHER NON-FERROUS
                                 METALS GROUP

                                                           DOW JONES
                                FREEPORT-                    OTHER
                                MCMORAN                   NON-FERROUS
Measurement period              COPPER &                     METALS
(Fiscal year Covered)           GOLD INC.      S&P 500       GROUP
- ---------------------           ---------     ---------   -----------
Measurement PT-12/31/88         $100.00      $100.00     $100.00
FYE 12/31/89                    $155.54      $131.69     $118.79
FYE 12/31/90                    $254.50      $127.60     $108.36
FYE 12/31/91                    $545.07      $166.47     $122.02
FYE 12/31/92                    $747.07      $179.15     $175.94
FYE 12/31/93                    $877.75      $197.21     $171.38

ASSUMES $100 INVESTED ON DECEMBER
31, 1988 IN FREEPORT-McMoRan COPPER
& GOLD INC. CLASS A COMMON STOCK,S&P
500 INDEX & DOW JONES OTHER NON-
FERROUS METALS GROUP.

* TOTAL RETURN ASSUMES
REINVESTMENT OF DIVIDENDS

                            RATIFICATION OF AUDITORS

  The Board of Directors of the Company seeks ratification by the stockholders of the Board's appointment of Arthur Andersen & Co. to act as the independent auditors of the financial statements of the Company and its subsidiaries for the year 1994. The Board has not determined what, if any, action would be taken should the appointment of Arthur Andersen & Co. not be ratified. One or more representatives of the firm will be available at the Meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement.

             PROPOSED AMENDMENTS OF CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SPECIAL STOCK AND PREFERRED STOCK

  The Board of Directors of the Company has unanimously recommended that the stockholders adopt two separate amendments to Article FOURTH of the Company's Certificate of Incorporation to:

  1. increase the number of shares of Special Stock, $0.10 par value, that the Company is authorized to issue from an aggregate of 110,000,000 shares to an aggregate of 250,000,000 shares (the "Special Stock Proposal"); and

  2. increase the number of Preferred Shares, $0.10 par value, that the Company is authorized to issue from an aggregate of 2,000,000 shares to an aggregate of 50,000,000 shares (the "Preferred Stock Proposal").

  The Special Stock Proposal and the Preferred Stock Proposal are separate, independent proposals. If either of these proposals is approved by the requisite vote of the Company's stockholders, as described below, that proposal will be adopted whether or not the other proposal is so approved.

  The text of Article FOURTH of the Certificate of Incorporation, with two alternative versions of Paragraph I thereof, is set forth in Exhibit A attached to this Proxy Statement as it would appear if either (i) both the Special Stock Proposal and the Preferred Stock Proposal are approved (in which event the first alternative version of Paragraph I of Article FOURTH would be effective) or (ii) the Special Stock Proposal is approved, but the Preferred Stock Proposal is not approved (in which event the second alternative version of Paragraph I of Article FOURTH would be effective). Exhibit A reflects the deletion of various provisions of Article FOURTH as currently in effect relating to certain rights of the Class A Common Shares during a preferential period that expired on May 1, 1993. Due to the expiration of this preferential period, these deleted provisions currently have no effect. If the Preferred Stock Proposal is approved, but the Special Stock Proposal is not approved, the only change to Article FOURTH of the Certificate of Incorporation as currently in effect would be to increase the number of authorized shares of Preferred Stock (with a corresponding increase in the total number of shares of all classes of capital stock that the Company is authorized to issue) in Paragraph I of Article FOURTH with the remainder of Article FOURTH unchanged. The text of Paragraph I of Article FOURTH as it would appear in that event is set forth in Exhibit B attached to this Proxy Statement. Exhibits A and B are incorporated by reference herein, and the following summary is qualified in its entirety by reference to such Exhibits.

  The selected capitalization of the Company as of March 15, 1994, and as adjusted to give effect to the Special Stock Proposal and the Preferred Stock Proposal is shown in the following table:

                                                    AFTER
                                                   GIVING
                                                  EFFECT TO                 AFTER
                                                 THE SPECIAL    AFTER      GIVING
                                                    STOCK      GIVING      EFFECT
                                                  PROPOSAL     EFFECT     SOLELY TO
                                                   AND THE    SOLELY TO      THE
                                                  PREFERRED  THE SPECIAL  PREFERRED
                                                    STOCK       STOCK       STOCK
                          AS OF MARCH 15, 1994    PROPOSAL    PROPOSAL    PROPOSAL
                         ----------------------- ----------- ----------- -----------
                         AUTHORIZED  OUTSTANDING AUTHORIZED  AUTHORIZED  AUTHORIZED
                         ----------- ----------- ----------- ----------- -----------
Class B Common Stock     200,000,000 142,129,602 200,000,000 200,000,000 200,000,000
Special Stock (1)
  Class A Common Shares
   (2)                    83,600,000  63,803,313  83,600,000  83,600,000  83,600,000
  Special Preference
   Shares (3)             26,400,000  26,400,000  26,400,000  26,400,000  26,400,000
  Currently Undesignated
   Special Stock                   0           0 140,000,000 140,000,000           0
Total Special Stock      110,000,000  90,203,313 250,000,000 250,000,000 110,000,000
Preferred Stock
  Step-Up Convertible
   Preferred Shares (4)      700,000     700,000     700,000     700,000     700,000
  Gold-Denominated
   Preferred Shares (5)      300,000     300,000     300,000     300,000     300,000
  Gold-Denominated
   Preferred Shares,
   Series II (6)             215,279     215,279     215,279     215,279     215,279
  Currently Undesignated
   Preferred Stock           784,721           0  48,784,721     784,721  48,784,721
Total Preferred Stock      2,000,000   1,215,279  50,000,000   2,000,000  50,000,000

- ---------
(1) The Board of Directors of the Company has the right to designate authorized and unissued shares of Special Stock as additional Class A Common Shares or as one or more additional series of capital stock. The currently designated shares of Special Stock are 83,600,000 Class A Common Shares and 26,400,000 Special Preference Shares. See also note (2) below.
(2) In addition to the currently outstanding Class A Common Shares, additional Class A Common Shares have been authorized for issuance upon conversion of the Special Preference Shares and upon conversion of the Step-Up Convertible Preferred Shares.

(3) The Special Preference Shares are represented by an aggregate of 8,976,000 Depositary Shares, each representing 2 16/17 Special Preference Shares.
(4) The Step-Up Convertible Preferred Shares are represented by an aggregate of 14,000,000 Depositary Shares, each representing 0.05 Step-Up Convertible Preferred Shares.
(5) The Gold-Denominated Preferred Shares are represented by an aggregate of 6,000,000 Depositary Shares, each representing 0.05 Gold-Denominated Preferred Shares.
(6) The Gold-Denominated Preferred Shares, Series II are represented by an aggregate of 4,305,580 Depositary Shares, each representing 0.05 Gold-Denominated Preferred Shares, Series II.

  As indicated in the table above, the Certificate of Incorporation currently authorizes the issuance of 312,000,000 shares of capital stock, of which 200,000,000 shares consist of Class B Common Stock, 110,000,000 shares consist of Special Stock (of which 83,600,000 shares have currently been designated as Class A Common Shares) and 2,000,000 shares consist of Preferred Stock. All currently issued shares of Class B Common Stock are owned by FTX. The Board of Directors is authorized by the Certificate of Incorporation to provide, without further stockholder action, for the issuance of any remaining authorized shares of Special Stock as Class A Common Shares or as one or more additional series of capital stock (including stock having preferential rights as to dividends or upon liquidation), including the issuance in exchange for Class B Common Shares of such shares for sale to the public. The Board of Directors is also authorized by the Certificate of Incorporation to provide for the issuance of the remaining authorized shares of Preferred Stock in one or more additional series. The Board of Directors has the power to fix various terms with respect to each series of Special Stock and Preferred Stock, including voting powers, designations, preferences and relative, participating, optional, or other special rights, qualifications, limitations, restrictions, and redemption, conversion, or exchangeability provisions.

  The Certificate of Incorporation currently provides that the Class A Common Shares and the Class B Common Shares shall be treated for all purposes as though they were of the same class. The holders of outstanding Class A Common Shares and Class B Common Shares are entitled to receive dividends out of assets legally available therefor at such times and in such equal per share amounts as the Board of Directors may from time to time determine, and, upon liquidation, dissolution or winding up of the Company, the holders of Class A Common Shares and Class B Common Shares are entitled to receive on an equal per share basis the assets of the Company that are legally available for distribution after payment of all debts and other liabilities. The Class A Common Shares and Class B Common Shares are neither redeemable nor convertible, and the holders thereof have no preemptive or subscription rights to purchase any securities of the Company.

  Each outstanding Class A Common Share and Class B Common Share is entitled to one vote on all matters submitted to a vote of stockholders, voting together as a single class. There is no cumulative voting.

                             SPECIAL STOCK PROPOSAL

  The Certificate of Incorporation currently authorizes the Company to issue 110,000,000 shares of Special Stock. All 110,000,000 of these shares of Special Stock have been designated either as Class A Common Shares or as Special Preference Shares. Of such authorized shares of Special Stock, 90,203,313 shares (63,803,313 Class A Common Shares and 26,400,000 Special Preference Shares) are currently outstanding. Taking into account the reservation of additional Class A Common Shares for issuance upon conversion of the Special Preference Shares and the Step-Up Preferred Shares, the Board of Directors currently has no ability to designate additional shares of Special Stock as either Class A Common Shares or other series of capital stock.

  During the past several years, the Company has issued Special Stock on a number of occasions from its authorized but unissued Special Stock to finance the capital needs of the Company and for other corporate purposes. The Board of Directors anticipates that the Company's need to issue Special Stock for these purposes will continue, and the Company currently has on file with the Securities and Exchange Commission shelf registration statements under which the Company may issue shares of Special Stock, among other kinds of securities. The Board of Directors believes that the proposed increase in the authorized shares of Special Stock will significantly enhance the flexibility of the Company to issue Special Stock in financings, as well as in connection with stock splits or dividends, acquisitions, incentive stock plans or for other corporate purposes, without the need to seek the prior approval of stockholders. The Company routinely reviews financing and other corporate opportunities that involve the possible issuance of additional Special Stock. Accordingly, the Board of Directors believes that it is in the best interests of the Company to be in a position to pursue these actions as quickly as possible to take advantage of financing and other market opportunities that may arise from time to time. In view of the present ownership by FTX and its affiliates of approximately 69.8% of the Common Stock, the Company believes that the Special Stock Proposal will not have any significant anti-takeover effects.

  In addition to increasing the number of shares of Special Stock that the Company is authorized to issue, Exhibit A also reflects an amendment of Article FOURTH to make clear that the Company may issue shares of Special Stock (including Class A Common Shares) in exchange for Class B Common Shares. Currently, Article FOURTH expressly authorizes the Company to issue Special Stock, including the issuance in exchange for Class B Common Shares of shares of such stock for sale to the public. Although the Company believes that Article FOURTH currently permits an exchange of Special Stock for Class B Common Shares for purposes other than a sale of the exchanged shares to the public, the amended language will clarify this result.

  If the Special Stock Proposal is adopted by the Company's stockholders, it will become effective on the date that a certificate of amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, the Company's jurisdiction of incorporation. It is anticipated that such filing will occur on or about May 5, 1994.

  Adoption of the Special Stock Proposal requires the affirmative vote of the holders of a majority of (i) the outstanding Class A Common Shares and Class B Common Shares, voting together as a single class, and (ii) the outstanding Special Preference Shares and Class A Common Shares, voting together as a single class.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SPECIAL STOCK PROPOSAL.

                            PREFERRED STOCK PROPOSAL

  The Certificate of Incorporation currently authorizes the Company to issue 2,000,000 shares of Preferred Stock, of which a total of 1,215,279 shares are currently outstanding (consisting of 700,000 Step-Up Convertible Preferred Shares, 300,000 Gold-Denominated Preferred Shares, and 215,279 Gold-Denominated Preferred Shares, Series II).

  The Board of Directors believes that the increase in the authorized Preferred Stock is also in the best interests of the Company since it will provide the Company with greater flexibility to issue Preferred Stock in connection with financings and for other corporate purposes, including issuances in connection with possible acquisitions. In particular, the Company currently has on file with the Securities and Exchange Commission shelf registration statements under which the Company may issue shares of Preferred Stock, among other kinds of securities. The Company routinely reviews financing and other corporate opportunities that involve the possible issuance of additional Preferred Stock. The Board of Directors believes that the increase in the authorized Shares of Preferred Stock will improve the ability of the Company to take advantage of financing and other market opportunities as they may arise from time to time. In view of the present ownership by FTX and its affiliates of approximately 69.8% of the Common Stock, the Company believes that the Preferred Stock Proposal will not have any significant anti-takeover effects.

  If the Preferred Stock Proposal is adopted by the Company's stockholders, it will become effective on the date that a certificate of amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, the Company's jurisdiction of incorporation. It is anticipated that such filing will occur on or about May 5, 1994.

  Adoption of the Preferred Stock Proposal requires the affirmative vote of the holders of a majority of (i) the outstanding Class A Common Shares and Class B Common Shares, voting together as a single class, and (ii) the outstanding Preferred Shares, voting together as a single class.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PREFERRED STOCK PROPOSAL.

                                                                       EXHIBIT A

  SET FORTH BELOW IS THE TEXT OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF FREEPORT-MCMORAN COPPER & GOLD INC., AS PROPOSED TO BE AMENDED IF EITHER (I) BOTH THE SPECIAL STOCK PROPOSAL AND THE PREFERRED STOCK PROPOSAL ARE APPROVED (IN WHICH EVENT THE FIRST ALTERNATIVE VERSION OF PARAGRAPH I WOULD BE EFFECTIVE) OR (II) THE SPECIAL STOCK PROPOSAL IS APPROVED, BUT THE PREFERRED STOCK PROPOSAL IS NOT APPROVED (IN WHICH EVENT THE SECOND ALTERNATIVE VERSION OF PARAGRAPH I WOULD BE EFFECTIVE).

  FOURTH:

  ALTERNATIVE 1 SHOWS PARAGRAPH I AS IT WOULD APPEAR IF BOTH THE SPECIAL STOCK PROPOSAL AND THE PREFERRED STOCK PROPOSAL ARE APPROVED:

  I. The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 500,000,000 shares, with a par value of $0.10 per share. Of such shares, 250,000,000 shares shall consist of Special Stock, 200,000,000 shares shall consist of Class B Common Stock and 50,000,000 shares shall consist of Preferred Stock.

  ALTERNATIVE 2 SHOWS PARAGRAPH I AS IT WOULD APPEAR IF THE SPECIAL STOCK PROPOSAL IS APPROVED, BUT THE PREFERRED STOCK PROPOSAL IS NOT APPROVED:

  I. The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 452,000,000 shares, with a par value of $0.10 per share. Of such shares, 250,000,000 shares shall consist of Special Stock, 200,000,000 shares shall consist of Class B Common Stock and 2,000,000 shares shall consist of Preferred Stock.

  II. Special Stock.

    A. Class A Common Stock

    Within the limits of the authorized Special Stock, the corporation shall have authority to designate shares of Special Stock as shares of Class A Common Stock. The Class A Common Stock shall be treated, for all purposes, together with the Class B Common Stock as though they were of the same class.

    B. Additional Shares of Special Stock

    The Board of Directors is expressly authorized to adopt, from time to time, a resolution or resolutions providing for the issuance of the remaining shares of Special Stock in one or more series, to fix the number of shares in each such series (subject to the aggregate limitations thereon in this Article), and to fix the designations, powers, preferences and rights and the qualifications, limitations and restrictions of each such series. Within the limits of the authorized Special Stock, the corporation will be authorized to issue additional shares of Class A Common Stock and shares of additional Special Stock (including stock having preferential rights as to dividends or upon liquidation), including the issuance of such shares in exchange for shares of Class B Common Stock. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, determination of the following (which may vary as between the different series of Special Stock):

      (a) The number of shares constituting the shares of the series and the distinctive designation of the series;

      (b) The dividend rate of the shares of the series and the extent, if any, to which dividends thereon shall be cumulative;

      (c) Whether shares of the series shall be redeemable and, if redeemable, the redemption price payable on redemption thereof, which price may, but need not, vary according to the time or circumstances of such redemption;

      (d) The amount or amounts payable upon the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation prior to any payment or distribution of the assets of the corporation to any class or classes of stock of the corporation ranking junior to the Special Stock;

      (e) Whether the shares of the series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of shares of the series and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which the shares may be redeemed or purchased through the application of such fund;

      (f) Whether the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and the adjustment thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

      (g) The extent, if any, to which the holders of shares of the series shall be entitled to vote on any questions or in any proceedings or to be represented at and to receive notice of any meeting of stockholders of the corporation;

      (h) Whether, and the extent to which, any of the voting powers, designations, preferences, rights, qualifications, limitations or restrictions of any such series may be made dependent upon facts ascertainable outside this Certificate of Incorporation or of any amendment hereto or outside the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, provided the manner in which such facts shall operate upon the voting powers, designations, preferences, rights, qualifications, limitations or restrictions of such series is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors; and

      (i) Any other preferences, privileges or powers and any relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable, which shall not affect adversely any other class or series of Special Stock at the time outstanding and which shall not be inconsistent with the provisions of this Certificate of Incorporation.

  III. (a) The holders of outstanding shares of Special Stock, including Class A Common Stock, and Class B Common Stock are entitled to receive dividends out of assets legally available therefor at such times and such equal per share amounts as the Board of Directors may from time to time determine, and upon liquidation, dissolution or winding up of the corporation, the holders of Special Stock, including Class A Common Stock, and Class B Common Stock are entitled to receive on an equal per share basis the assets of the corporation which are legally available for distribution, after payment of all debts and other liabilities of the corporation, except as otherwise provided by the Board of Directors, pursuant to clause (B)(d) of Paragraph II above, with respect to any series of Special Stock other than the Class A Common Stock. The shares of Special Stock, including Class A Common Stock, and Class B Common Stock are neither redeemable nor convertible, and the holders thereof have no preemptive or subscription rights to purchase any securities of the corporation, except as otherwise provided by the Board of Directors, pursuant to clauses (B)(c) and
(B)(f) of Paragraph II above, with respect to any series of Special Stock other than the Class A Common Stock.

  (b) Each outstanding share of Special Stock, including Class A Common Stock, and Class B Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, except as otherwise provided by the Board of Directors, pursuant to clause (B)(g) of Paragraph II above, with respect to any series of Special Stock other than the Class A Common Stock. There is no cumulative voting. The Special Stock entitled to vote, including Class A Common Stock, and the Class B Common Stock shall vote as a single class.

  IV. Preferred Stock.

  The Preferred Stock may be divided into and issued in series. The Board of Directors is hereby expressly authorized, at any time or from time to time, to divide any or all of the shares of the Preferred Stock into series, and in the resolution or resolutions establishing a particular series, before issuance of any of the shares thereof, to fix and determine the powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations or restrictions, of the series so established, to the fullest extent now or hereafter permitted by the laws of the State of Delaware, including, but not limited to, the variations between different series in the following respects:

    (a) The distinctive serial designation of such series;

    (b) The annual dividend rate for such series, and the date or dates from which dividends shall commence to accrue;

    (c) The redemption price or prices, if any, for shares of such series and the terms and conditions on which such shares may be redeemed;

    (d) The sinking fund provisions, if any, for the redemption or purchase of shares of such series;

    (e) The preferential amount or amounts payable upon shares of such series in the event of the voluntary or involuntary liquidation of the corporation;

    (f) The voting rights of shares of such series;

    (g) The terms and conditions, if any, upon which shares of such series may be converted and the class or classes or series of shares of the corporation into which such shares may be converted; and

    (h) Such other terms, limitations and relative rights and preferences, if any, of shares of such series as the Board of Directors may, at the time of such resolutions, lawfully fix and determine under the laws of the State of Delaware.

  All shares of the Preferred Stock shall be of equal rank with each other, regardless of series.

                                                                       EXHIBIT B

  SET FORTH BELOW IS THE TEXT OF PARAGRAPH I OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF FREEPORT-MCMORAN COPPER & GOLD INC., AS PROPOSED TO BE AMENDED IF THE PREFERRED STOCK PROPOSAL IS APPROVED BUT THE SPECIAL STOCK PROPOSAL IS NOT APPROVED. THE REMAINDER OF ARTICLE FOURTH WOULD NOT BE CHANGED.

  I. The total number of shares of all classes of capital stock that the corporation shall have authority to issue is 360,000,000 shares, with a par value of $0.10 per share. Of such shares, 110,000,000 shares shall consist of Special Stock, 200,000,000 shares shall consist of Class B Common Stock and 50,000,000 shares shall consist of Preferred Stock.

                      FREEPORT-MCMORAN COPPER & GOLD INC.
   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                           STOCKHOLDERS, MAY 5, 1994

  The undersigned hereby appoints James R. Moffett, George A. Mealey, and Stephen M. Jones as proxies, with full power of substitution, to vote the shares of the undersigned in Freeport-McMoRan Copper & Gold Inc. at the Annual Meeting of Stockholders to be held on Thursday, May 5, 1994, at 9:00 a.m., and at any adjournment thereof, on all matters coming before the meeting. THE PROXIES WILL VOTE: (1) AS YOU SPECIFY ON THE BACK OF THIS CARD, (2) AS THE BOARD OF DIRECTORS RECOMMENDS WHERE YOU DO NOT SPECIFY YOUR VOTE ON A MATTER LISTED ON THE BACK OF THIS CARD, AND (3) AS THE PROXIES DECIDE ON ANY OTHER MATTER.

                                DATED ___________________________________, 1994

                                _______________________________________________

                                _______________________________________________
                                                  (SIGNATURE)

                                IF YOU WISH TO VOTE ON ALL MATTERS AS THE
                                BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN,
                                DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                          (CONTINUED FROM OTHER SIDE)

The Board of Directors recommends        Nominees for directors of Freeport-
a vote FOR:                              McMoRan Copper & Gold Inc.
                                         Leland O. Erdahl
                                         Ronald Grossman
1. Election of the nominees for          Rene L. Latiolais
   directors.                            George A. Mealey
                                         James R. Moffett
                                         Wolfgang F. Siegel
   [_] FOR[_] WITHHELD                   Elwin E. Smith
                                         Eiji Umene
   [_] FOR, EXCEPT WITHHELD FROM:

 ------------------------------------
2. Ratification of appointment of Arthur Andersen & Co. as independent auditors.
   [_] FOR[_] AGAINST[_] ABSTAIN
3. Approval of Special Stock Proposal to amend the Certificate of
   Incorporation.
   [_] FOR[_] AGAINST[_] ABSTAIN
4. Approval of Preferred Stock Proposal to amend the Certificate of
   Incorporation.
   [_] FOR[_] AGAINST[_] ABSTAIN
- --------------------------------------------------------------------------------
You may specify your votes by marking the appropriate boxes on this side. You need not mark any boxes, however, if you wish to vote all items in accordance with the Board of Directors' recommendation. IF YOUR VOTES ARE NOT SPECIFIED,
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS AND FOR PROPOSALS 2, 3, AND 4.

                       PLEASE SIGN AND DATE ON OTHER SIDE